EXHIBIT 10.4

INGRAM
MICRO(R)                           Content Agreement-Tech Notes I & II
LEADING THE WAY IN WORLDWIDE DISTRIBUTION

     THIS AGREEMENT ("Agreement") dated as of September 2, 1999 is by and between Ingram Micro Inc. ("Ingram"), a Delaware corporation having an address at 1800 East Saint Andrew Place, Santa Ana, California 62705-4926, and Lab Technologies having an address at 8245 West 1-25 Frontage Road, Suite 4, Erie, CO 80516 ("Reseller").

The parties agree as follows:

1. DELIVERY AND LICENSE. Pursuant to this Agreement, Ingram may provide Reseller data and information, which may include text, music, video, drawings and photographs that may be updated from time to time, regarding Tech Notes I & II (collectively "Content") for use by Reseller including but not limited to, display via the WORLD WIDE WEB, CD-ROM disk, and other electronic media. Ingram hereby grants Reseller a nonexclusive, limited, worldwide license to use and display to End Users the Content. Reseller may, at its discretion, make minor additions or minor changes to data from the Content but Reseller is not authorized to alter Content data or the facts or data structure thereof. Any use, distribution, display or transmission not expressly authorized in this Section 1 or to other than Reseller's and users is a material breach of the Agreement and Ingram may seek all available remedies at law and in equity.

2. USE. Reseller agrees that whether or not Ingram owns all proprietary rights in materials and data comprising the Content, Ingram owns the copyright in the selection coordination, enhancement, arrangement, and computation of the Content, including the fields and data structures thereof. Reseller will not use, reproduce, display, transmit or restructure the Content or the selection, coordination, announcement, arrangement, or compilation of such Content or the fields and data structures thereof accept as expressly authorized pursuant to Section 1.

3. WARRANTIES. Ingram warrants that it either is the owner of all applicable rights necessary to provide the Content to Reseller or has acquired all such necessary rights and permission from the owner(s) of those rights. Ingram does not warrant that the distribution of the Content will be uninterrupted or error time. Ingram shall not be responsible for screening, editing, or monitoring the Content prior to its delivery to Reseller.

4. NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, INGRAM MAKES NO OTHER WARRANTIES AND RESELLER ACKNOWLEDGES THAT THE CONTENT IS DISTRIBUTED "AS IS." INGRAM HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE CONTENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

5. LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE PROVIDED HEREIN, UNDER NO CIRCUMSTANCES SHALL INGRAM BE LIABLE TO THE RESELLER OR ANY THIRD PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM THE USE OR INABILITY TO USE THE CONTENT, OR ANY OTHER PROVISIONS OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO LOSS OF REVENUE, ANTICIPATED PROFITS OR LOST BUSINESS.

6. INDEMNITY. Each party will defend, indemnify, save and hold harmless the other party and the officers, directors, agents, affiliates, distributors, franchises and employees of the other party from any and all third party claims, demands, liability, cost or expenses, including reasonable attorney's fees ("Liabilities") resulting from the indemnifying party's material breach of any duty, representation, or warranty of this Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other party.

7. TERM AND TERMINATION. This Agreement shall be effective from the Commencement Date for a period of one (1) year and shall automatically renew on the anniversary unless terminated by written notice of either party thirty (30) days prior to the expiration. Either party may terminate this Agreement without cause upon thirty (30) days written notice to the other party. Ingram may terminate this Agreement immediately for cause upon written notice which notice will include a ten (10) day opportunity to cure. Upon termination Reseller shall immediately cease all use and display of the Content and upon request by Ingram promptly return all software, materials and documentation embodying or relating to the Content.

8. FEES. Reseller agrees to pay Ingram a one-time License fee of One Thousand Dollars ($1,000.00) due and payable thirty (30) days after invoice date.

9. GOVERNING LAW. The validity, construction, and performance of this Agreement will be governed by the substantive law of the State of California, not including its law of conflicts of law, if any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable, or otherwise contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

10. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other unless that assignment occurs in connection with the acquisition of substantially all of a party's assets or by reason of a merger or corporation reorganization.

11. INDEPENDENT CONTRACTOR. The parties hereto hereby agree that in the performance of their respective obligations hereunder, they are, and shall be, independent contractors and not agents of each other.

12. WAIVER. The failure of either party to enforce or to exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement does not constitute, and will not be construed as, a waiver of such term or right, and shall in no way affect that party's right later to enforce or exercise it.

13. CONFIDENTIAL INFORMATION. Each party acknowledges that confidential information may be disclosed to the other party

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during the course of this Agreement.  Each party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information (at all times executing at least reasonable care), during the period this Agreement is in effect, and for a period of three (3) years following expiration or termination of this Agreement to prevent the duplication or disclosure of confidential information to others than by or to employees or agents who must have access to the confidential information to perform such party's obligations hereunder.

14. NOTICES. All notices or other communications required to be given hereunder shall be in writing and delivered either personally or by mail or overnight courier to the parties at the address provided to each party below, unless such address has been changed in accordance with this provision. All notices so mailed shall be deemed received two (2) days after postmark date.

15. ENTIRE AGREEMENT. The provisions of this Agreement or other Agreements authorizing Reseller to use the content constitute the entire Agreement between the parties as to the subject matter hereof. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless it is set forth in writing that refers to the Agreement and provisions so affected and as secured by authorized representatives of each party.

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Agreed as of the Commencement Date stated above.


     "Reseller"                              "Ingram"
     Lab Technologies                        Ingram Micro Inc.
     8245 West 1-25 Frontage Road, Suite 4   1800 East St. Andrew Place
     Erie, CO  80516                         Santa Ana, CA  62705


     By: /s/ JOSEPH H. FORD                  By:
        -------------------------               --------------------------

   Name: Joseph H. Ford                    Name: Gary Wingo
        -------------------------               --------------------------

  Title: e-Commerce Manager               Title: Vice President, eSolutions
        -------------------------               --------------------------

   Date: October 28, 1999                  Date:
        -------------------------               --------------------------









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INGRAM
MICRO(R)                               ELECTRONIC DATA TRANSFER AGREEMENT
LEADING THE WAY IN WORLDWIDE DISTRIBUTION


     THIS AGREEMENT ("Agreement") dated as of September 2, 1999 is by and between Ingram Micro Inc. ("Ingram"), a Delaware corporation having an address at 1800 East Saint Andrew Place, Santa Ana, California 62705-4926, and Lab Technologies having an address at 8245 West 1-25 Frontage Road, Suite 4, Erie, CO 80516 ("Licensee").

In consideration of the mutual promises contained herein, Ingram and Licensee agree as follows:

1. INFORMATION AND SOFTWARE DEFINED. Ingram shall provide to Licensee product pricing, descriptions and/or availability information in the form of electronic reports and real time queries, any and all such agreed upon information and reports and parts thereof when pertain to the Licensee and set-up documentation hereinafter referred to as the "Information." Ingram shall also provide one (1) copy of the RPC software for Licensee's internal use only ("Software").

2. LICENSE TO USE. Ingram hereby grants Licensee a limited, non-exclusive, non-assignable license to use the Information and Software for Licensee's internal sales and pricing analysis and/or to provide real-time price (cost) and availability information to present to the internet to Licensee's and customers, for use only in price and availability queries and /or purchases from Ingram and for no other purpose. All information will be sent via inside line.

     Notwithstanding the above, the Licensee may assign its right to use the Information and Software to a third party, independent consultant with whom it has contracted, provided that Ingram is notified of Licensee's intent to sub-license the Information or Software and Ingram grants such assignment in writing.

3. TERM AND TERMINATION. The term of this Agreement shall commence on the date indicated above and shall continue until Licensee ceases to be a customer of Ingram, subject to Ingram's right to terminate this Agreement at any time upon thirty (30) days written notice, or immediately upon Licensee's breach of this Agreement. Upon termination, Licensee agrees to immediately return all information and/or Software, including any copies thereof regardless of form, to Ingram, or if Ingram so requests, to certify to Ingram that all Information and Software and copies have been destroyed.

4. COPYRIGHTS. Licensee acknowledges that the Information and Software are the property of Ingram and that the granting of a license to use the Information and Software hereunder shall in no way constitute or be construed as a grant of any proprietary interests or copyrights in the Information or Software. Licensee agrees that it will not copy, scan, duplicate or reproduce any of the Information or Software in any manner whatsoever, except that Licensee shall be permitted to create additional copies of the Information for its internal use only and as permitted under Section 2.

5. NON-DISCLOSURE. Licensee agrees to hold in confidence and not to directly or indirectly use, reveal, report, publish, disclose or transfer to any other person or entity any of the Information, or utilize any of the Information or Software for any purpose at any time except as permitted under Section 2. Licensee shall have the right to disclose the Information and Software to employees of Licensee and any Ingram authorized independent contractor to the extent necessary to perform tasks directly related to the permitted uses; provided, however, that the Licensee shall take steps to ensure that such persons conduct themselves so as to preserve the confidentiality of the Information and Software, whether or not such Information and Software is marked as confidential. The obligations stated in this Paragraph 5 shall survive the termination of this Agreement for a period of two (2) years.

6. REMEDY IN EVENT OF UNAUTHORIZED DISCLOSURE OF USE. Because of the unique and proprietary nature of the Information and Software, it is understood and agreed that Ingram's remedies at law for breach by Licensee of its obligations under this Agreement will be inadequate and that Ingram shall, in the event of such breach by Licensee, be entitled to equitable relief (including, without limitation, injunctive relief and specific performance) without any requirement to post a bond as a condition for such relief, in addition to all other remedies under this Agreement or available at law.

7. DISCLAIMER OF LIABILITY. INGRAM MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED ON THE SOFTWARE OR INFORMATION. ALL INFORMATION AND SOFTWARE ARE PROVIDED TO LICENSEE "AS IS." INGRAM HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SOFTWARE AND INFORMATION INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

8. LIMITATIONS OF LIABILITY. UNDER NO CIRCUMSTANCES SHALL INGRAM BE LIABLE TO THE LICENSEE OR ANY THIRD PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM THE USE OR INABILITY TO USE THE SOFTWARE OR INFORMATION, OR ANY OTHER PROVISIONS OF THIS AGREEMENT,

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SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE, ANTICIPATED PROFITS OR LOST
BUSINESS.

9. INDEMNIFICATION. Licensee shall indemnify, defend and hold harmless Ingram from and against any claims, actions, damages, demands, liabilities, costs and expenses (including reasonable attorney's fees) resulting from any act or omission of Licensee or Licensee's independent contractor under this Agreement.

10. ADDITIONAL PROVISIONS. This Agreement shall be governed by the laws of the State of California. This Agreement contains the full and complete understanding of the parties with respect to the subject matter hereof and supersedes all prior representations or understanding, whether oral or written. Notwithstanding the termination or expiration of any other agreement between the parties, the obligations created hereunder shall continue indefinitely. As information and Software shall only be used within the fifty United States, export is not permitted.



Agreed as of the date first written above.

     "Reseller"                              "Ingram"
     Lab Technologies                        Ingram Micro Inc.
     8245 West 1-25 Frontage Road, Suite 4   1800 East St. Andrew Place
     Erie, CO  80516                         Santa Ana, CA  62705


     By:                                     By:
        -------------------------               --------------------------

   Name:                                   Name: Gary Wingo
        -------------------------               --------------------------

  Title:                                  Title: Vice President, eSolutions
        -------------------------               --------------------------









   Date: October 28, 1999                  Date:
        -------------------------               --------------------------




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